EXHIBIT 23.1

                          Independent Auditor's Consent

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8, file numbers 333-66340 and 333-111920 of our report dated March 31, 2003, relating to the financial statements of eLinear, Inc. appearing in the Form 10-KSB for the year ended December 31, 2002.

                                     /s/Gerald  R.  Hendricks  &  Company,  P.C.

Westminster,  Colorado
February  13,  2004